UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (date of earliest event reported): October 26, 2020
___________

SERVICENOW, INC.
(Exact name of registrant as specified in its charter)

___________

Delaware	001-35580	20-2056195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2225 Lawson Lane
Santa Clara, California 95054
(Address of Principal Executive Offices)
(408) 501-8550
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	NOW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On October 28, 2020, ServiceNow, Inc. (“ServiceNow” or the “Company”) issued a press release announcing financial results for the three months ended September 30, 2020.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in this report, including the exhibit attached hereto, is furnished pursuant to Item 2.02 of Form 8-K and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference in any filing of ServiceNow under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

ServiceNow makes reference to non-GAAP financial information in the press release. A reconciliation to the nearest comparable GAAP financial measures of the non-GAAP financial measures is included in the press release attached hereto as Exhibit 99.1. These non-GAAP financial measures are reported in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

ServiceNow encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand its business.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d)

On October 26, 2020, the Board of Directors (the “Board”) of the Company expanded the size of the Board from ten to eleven members and appointed Lawrence Johnell Jackson, Jr. to serve as a Class III director, effective immediately. The Board determined that Mr. Jackson is an independent director within the meaning of the New York Stock Exchange listing standards. Mr. Jackson has not been, and is not expected to be, named to any committee of the Board at this time. There are no arrangements or understandings between Mr. Jackson and any other persons pursuant to which he was selected as a director. There are no family relationships between Mr. Jackson and any director or executive officer of the Company. Other than as disclosed herein, Mr. Jackson does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Jackson will receive the standard compensation and equity awards provided to non-employee directors of the Company for their service as disclosed in the Company's proxy statement for its 2020 annual meeting of shareholders.

In connection with his appointment to the Board, Mr. Jackson will enter into the Company’s standard form of indemnification agreement for directors and officers. The form indemnification agreement was filed as Exhibit 10.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as filed with the Securities and Exchange Commission on February 27, 2015.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

	99.1	Press release dated October 28, 2020, announcing ServiceNow, Inc.'s financial results for the three months ended September 30, 2020.
	104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICENOW, INC.

	By:	/s/ Russell S. Elmer
Russell S. Elmer General Counsel

Date: October 28, 2020